SUPPLEMENT TO THE PROSPECTUSES OF WELLS FARGO ADVANTAGE ALLOCATION FUNDS For Asset Allocation Fund
(Wells Fargo Advantage Asset Allocation Fund)

Effective February 1, 2012, the following replaces the second paragraph in the Fund's principal investment strategy in both the summary and statutory sections of the Fund's prospectuses:

GMO uses multi-year forecasts of relative value and risk among the asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, and foreign fixed income) to select the underlying funds in which AAT invests and to decide how much to invest in each. GMO shifts AAT's investments in the underlying funds in response to changes in GMO's investment outlook and market valuations and to accommodate cash flows, and intends to expose at least 15% of AAT's assets to fixed income investments and at least 25% of AAT's assets to equity investments.